UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  FEBRUARY 24, 2005
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                              AMAZON BIOTECH, INC.
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             (Exact name of registrant as specified in its charter)

             UTAH                    0-26753                  87-0416131
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)          Identification No.)

            43 WEST 33RD STREET, SUITE 405, NEW YORK, NEW YORK 10001
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               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 695-3003


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Not applicable.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Not applicable.

ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Not applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         Not applicable.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Not applicable.

ITEM 2.06         MATERIAL IMPAIRMENTS.

         Not applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING.

         Not applicable.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         MARCH PRIVATE PLACEMENT. On March 7, 2005, Amazon Biotech closed a private placement for the sale of 300,000 units at a price of $0.50 per unit, each unit consisting of one share of Amazon Biotech common stock and one warrant to purchase one share of common stock at an exercise price of $1.13 per share. Amazon Biotech received $150,000 in gross proceeds from the sale of the units and may receive additional gross proceeds of approximately $339,000 from the exercise of the unit warrants. It is possible that none of the unit warrants will ever be exercised.

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         In connection with the offer and sale of the units, Amazon Biotech relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         Amazon Biotech agreed to file a registration statement covering the secondary offering and resale of the shares and the shares underlying the unit warrants issued as part of the units within eighty days of the closing of the sale of the units.

         In connection with the offer and sale of the units, Amazon Biotech engaged Parker Financial Corp., an NASD licensed broker-dealer, as a finder. Amazon Biotech paid to Parker Financial Corp. a finder's fee of $25,000 and a warrant to purchase 125,000 shares of our common stock at an exercise price of $1.13 per share.

         FEBRUARY PRIVATE PLACEMENT. On February 24, 2005, Amazon Biotech closed the final traunche of a private placement for the sale of 400,000 units at a price of $0.50 per unit, each unit consisting of one share of Amazon Biotech common stock, one warrant to purchase one share of common stock at an exercise price of $0.58 per share, and one warrant to purchase one share of common stock at an exercise price of $0.72 per share. The first traunche of this private placement closed on November 2, 2004, and the second traunche closed on December 15, 2004. Amazon Biotech received $200,000 in gross proceeds from the sale of the units and may receive additional gross proceeds of approximately $520,000 from the exercise of the unit warrants. It is possible that none of the unit warrants will ever be exercised.

         In connection with the offer and sale of the units, Amazon Biotech relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         Amazon Biotech agreed to file a registration statement covering the secondary offering and resale of the shares and the shares underlying the unit warrants issued as part of the units within eighty days of the final closing of the sale of the units.

         PREVIOUS PRIVATE PLACEMENTS. As previously reported, from February 2004 through July 2004, Amazon Biotech raised $268,500 in gross proceeds from various private placements of f shares of common stock and units consisting of shares of common stock and warrants to purchase common stock. In total, Amazon Biotech issued an aggregate of 1,120,000 shares of common stock and warrants to purchase an aggregate of 270,000 shares of common stock at and exercise price of $6.00 per share. In connection with the offer and sale of these securities, Amazon Biotech relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Not applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Not applicable.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not applicable.

SECTION 6 - [RESERVED]

         Not applicable.

SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE.

         On March 14, 2005, we issued a press release announcing the private placements. A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

         Not applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMAZON BIOTECH, INC.
                                                 (Registrant)


Date:  March 15, 2005                            By: /s/ Mechael Kanovsky, Ph.D.
                                                     ---------------------------
                                                     Mechael Kanovsky, Ph.D.,
                                                     President


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